UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 25, 2006, management of Superior Energy Services, Inc. (the “Company”) hosted an investor conference call to discuss the previously announced Agreement and Plan of Merger by and among the Company, Warrior Energy Services Corporation, a Delaware corporation and SPN Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company. The transcript of the investor conference call is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. This communication may be deemed to be solicitation material with respect to the merger.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Transcript of investor conference call held on September 25, 2006.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC.
In connection with the proposed merger, Superior will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Warrior that also constitutes a prospectus of Superior. Warrior will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Superior and Warrior with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is filed) and the other documents may also be obtained for free by accessing Superior’s website at www.superiorenergy.com.
     Superior, Warrior and their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Warrior’s stockholders in connection with the proposed transaction. Information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, are and will be contained in the proxy statement/prospectus and other materials filed with the SEC, including the Company’s Annual Report on Form 10-K and Proxy Statement for the 2006 Annual Meeting of Stockholders and Warrior’s Registration Statement on Form S-1. You can obtain free copies of these documents from Superior or Warrior using the contact information above.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which involve known and unknown risks, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: volatility of the oil and gas industry, including the level of exploration, production and development activity; risks associated with the Company’s rapid growth; changes in competitive factors and other material factors that are described from time to time in the Company’s filings with the Securities and Exchange Commission. Actual events, circumstances, effects and results may be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Consequently, the forward-looking statements contained herein should not be regarded as representations by Superior or any other person that the projected outcomes can or will be achieved.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: September 26, 2006

Exhibit Index

Exhibit
Number	Description
99.1	Transcript of investor conference call held on September 25, 2006.